Enterprise Financial Services Corp Fourth Quarter and Full Year 2017 Investor Presentation

2 Forward-Looking Statements Some of the information in this report contains “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will, “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of the Company and its subsidiaries. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those anticipated by the forward-looking statements or historical performance due to a number of factors, including, but not limited to: our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations; reputational risks; credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption “Risk Factors” of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company’s actual results to differ from those set forth in the forward-looking statements. Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission (the “SEC”) which are available on our website at www.enterprisebank.com under "Investor Relations."

3 Company Snapshot - EFSC FDIC Data Total Assets $5.3 Billion Market Cap Concentrated on Private Businesses and Owner Families Relationship Driven Attract Top Talent in Markets Product Breadth • Banking • Trust & Wealth Management • Treasury Management Proven Ability to Grow Commercial & Industrial “C&I” Loans Strong Balance Sheet with Attractive Risk Profile FOCUSED BUSINESS MODEL: Operates in MSAs St. LouisKansas City Phoenix $1.0 Billion

4 Executive Leadership Team James B. Lally, 50, President & Chief Executive Officer, EFSC 14 Keene S. Turner, 38, Executive Vice President & Chief Financial Officer, EFSC 4 Scott R. Goodman, 54, President, Enterprise Bank & Trust 14 Douglas N. Bauche, 48, Chief Credit Officer, Enterprise Bank & Trust 17 Mark G. Ponder, 47, SVP & Controller, EFSC and CFO, Enterprise Bank & Trust 5 Name, Age, Title Years at Enterprise

5 Differentiated Business Model: Built for Quality Earnings Growth Enterprise Bank Financial & Estate Planning Tax Credit Brokerage Business & Succession Planning Trust Administration Enterprise Trust Investment Management Enterprise University Treasury Management Personal & Private Banking Commercial & Business Banking Mortgage Banking • Focused and Well-Defined Strategy Aimed at Business Owners, Executives and Professionals • Targeted Array of Banking and Wealth Management Services to Meet our Clients’ Needs • Experienced Bankers and Advisors

6 Three Urban Markets Phoenix Kansas City St. Louis Loans $291MM $658MM $2.3B Deposits $120MM $689MM $3.3B Branches 2 7 19 Deposit Market Share 1 39th/0.12% 16th/1.29% 5th/4.23% Primary Competitors 1 JPMorgan Chase Wells Fargo Bank of America UMB Commerce Bank of America US Bancorp Bank of America Commerce Arizona 1 Source: 6/30/2017 FDIC data, SNL Financial. Excludes single branch institutions. Kansas

7 Focused Loan Growth Strategies Tax Credit Programs. $235 Million in Loans Outstanding Related to Federal New Markets, Historic and Missouri Affordable Housing Tax Credits. $183 Million in Federal & State New Markets Tax Credits Awarded To Date. Enterprise Value Lending. $408 Million in M&A Related Loans Outstanding, Partnering with PE Firms. Life Insurance Premium Financing. $365 Million in Loans Outstanding Related to High Net Worth Estate Planning. Aircraft Lending. $66 Million in Loans Outstanding. Total Portfolio Loans Specialized Market Segments Represent 26% of Total Portfolio Loans, Offering Competitive Advantages, Risk Adjusted Pricing and Fee Income Opportunities. 5.8% 10.0% 9.0% 1.6% Expectations for Future Growth Include Continued Focus in these Specialized Market Segments.

8 Q4 '12 Q4 '13 Q4 '14 Q4 '15 Q4 '16 Q4 '17 $963 $1,042 $1,264 $1,484 $1,633 $1,919 History of Strong C&I Growth In Millions 15% 5- Year CAG R

9 Marketing & Sales Funnel NOW… …FUTURE Marketing Sales Marketing Sales

10 1. Opportunities Exist - Client Satisfaction Drivers Client satisfaction scores are industry leading. We’re focused on leveraging ways to improve industry understanding and being a consultative partner to clients. Ease of doing business Relationship Satisfaction Understanding of your industry Provides ideas and advice Key Drivers of Client Satisfaction Score Peer Group 100% 95% 87% 89% 77% 71% 65% 58% Source: Greenwich Associates 4. 3. 2.

Acquisition of Jefferson County Bancshares, Inc. (JCB) Closed February 10, 2017

Consistent with M&A Expansion Strategy

Enhanced EFSC's footprint in the St. Louis MSA, while building total balance sheet size to $5 billion in assets

Top five deposit market share in the St. Louis MSA

St. Louis MSA



EFSC (16 branches total, 6 branches in St. Louis MSA)
Jefferson (18 branches total, 17 branches in St. Louis MSA)

- Successfully completed core systems conversion on May 22, 2017
- Expanded branch presence
- ~$4 billion of deposits
- Strengthens & diversifies core deposit gathering capabilities
- Approximately $60 million in deposits per branch

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12 Q4' 16 Q1' 17 Q2' 17 Q3 '17 Q4' 17 $3,118 $3,859 $3,997 $4,067 $3,853 Portfolio Loan Trends In Millions 9% Total Loan Growth * *Note: 30% including acquisition of JCB JCB $678

13 Drivers of Loan Growth $949 Million December 31, 2016 – December 31, 2017 JCB Acquisition 70% Enterprise Value Lending 2% Life Insurance Premium Finance 6% General Commercial & Industrial 3% Commercial/Construction RE 11% Tax Credits 8%

14 27% 37% 14% 22% Deposits JCB DDA % Q4'16 Q1'17 Q2'17 Q3 '17 Q4 '17 $3,233 $3,921 $4,059 $4,156$4,032 26.8% 25.7% 26.0% 25.8% 27.0% Attractive Deposit Mix CD Interest Bearing Transaction Accts DDA MMA & Savings December 31, 2017 $4.2B • Significant DDA Composition • Stable Cost of Deposits • Improving Core Funding Cost of Deposits 0.50% 30% Core Deposit Growth Q4 2016 – Q4 2017 In Millions JCB $774

15 Core Funding Mix Commercial: 52% Consumer: 39% Business Banking: 9% 45% 20% 31% 1% 2% 1% 53% 25% 13% 3% 4% 2% Commercial Business Banking 6% 27% 29% 11% 18% 9% Consumer By Business Line Notes: Excludes brokered deposits

16 Financial Scorecard Continued Growth in Core EPS • Drive Net Interest Income Growth in Dollars with Favorable Loan Growth Trends • Defend Net Interest Margin • Maintain High Quality Credit Profile • Achieve Further Improvement in Operating Leverage Enhance Deposit Levels to Support Growth Q4 2017 Compared to Q4 2016 9 bps NPLs/Loans 31% 40% 29 bps 2.5% 29%

17 Earnings Per Share - Full Year * A Non-GAAP Measure, Refer to Appendix for Reconciliation Reported vs. Core EPS* $2.07 $0.52 $(0.20) $0.18 $0.01 $2.58 EPS Merger Related Expenses Core EPSDTA Revaluation Non-Core Acquired Assets Other

18 Earnings Per Share Trend - Full Year Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation $2.03 $0.78 $(0.12) $0.10 $(0.38) $0.17 $2.58 Changes in Core EPS* Q4 '16 Net Interest Income Portfolio Loan Loss Provision Noninterest Income Noninterest Expense Q4 '17Income Tax Expense

19 Earnings Per Share Trend - Q4 2017 Note: * A Non GAAP Measure, Refer to Appendix for Reconciliation $0.66 $0.04 $(0.02) $0.08 $(0.04) $0.05 $0.77 Changes in Core EPS* Q3 '17 Net Interest Income Portfolio Loan Loss Provision Noninterest Income Noninterest Expense Q4 '17Income Tax Expense

20 Core Net Interest Income Trend* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation In Millions Core Net Interest Income FTE Core Net Interest Margin Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 $32.2 $37.6 $43.0 $44.1 $44.9 3.44% 3.63% 3.76% 3.75% 3.73% 40% Core NII Growt h

21 Credit Trends for Portfolio Loans Portfolio Loan Growth Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 $80 $56 $7 $138 $70 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 12 (1) 64 8 33 Q4 2017 EFSC Peer(3) NPA’s/Assets = 0.31% 0.66% NPL’s/Loans = 0.39% 0.79% ALLL/NPL’s = 243.3% 120.2% ALLL/Loans = 0.95% 1.05% In Millions Net Charge-offs (1) 2017 YTD NCO = 26 bps (2) Provisions for Portfolio Loans Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 $1.0 $1.5 $3.6 $2.4 $3.2 In Millions (1) Portfolio loans only, excludes non-core acquired loans; (2) Excludes JCB; (3) Peer median data as of 9/30/2017 (source: SNL Financial) bps bps bps bps bps

22 Core Fee Income* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation Other Core Fee Income DetailCore Fee Income In Millions Wealth Management Deposit Services Charge Other State Tax Credits Card Services Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 $1.7 $1.8 $2.0 $2.1 $2.2 $2.2 $2.5 $2.8 $2.8 $2.9 $1.3 $1.5 $1.7 $1.9 $2.3$1.7 $0.2 $0.1 $2.2 $0.9 $7.8 $1.0 $7.0 $1.4 $7.9 $1.5 $8.4 $1.5 $11.1 Miscellaneous Swap Fees CDE Mortgage Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 $1.0 $0.8 $1.0 $1.5 $1.3 $0.2 $0.4 $0.1 $0.6 $0.2 $0.4 $0.2 $0.2 $0.2 $0.1 $1.3 $0.1 $1.5 $0.1 $1.7 $0.1 $1.9 $0.2 $2.3

23 Operating Expenses Trend* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation In Millions Other Occupancy Employee compensation and benefits Core Efficiency Ratio* Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 $7.0 $7.8 $9.7 $9.6 $10.4 $1.7 $1.9 $2.3 $2.4 $2.4 $12.4 $21.1 $15.2 $24.9 $15.8 $27.8 $15.1 $27.1 $15.3 $28.1 52.7% 56.0% 54.5% 51.6% 50.2%

24 Effective Tax Rate Reconciliation 2017 Q4 2017 Q3 2017 Federal Tax Rate 35.00% 35.00% 35.00% State Tax, Net of Federal Benefit 1.94% 1.94% 1.97% Excess Tax Benefits (2.47)% (1.25)% (0.01)% Tax Credit Investments (1.89)% (3.62)% (2.69)% Other Tax Adjustments (2.28)% (3.90)% (1.77)% Pre-DTA Effective Tax Rate 30.30% 28.17% 32.50% Deferred Tax Asset Revaluation 14.00% 44.30% —% Ending Effective Tax Rate 44.30% 72.47% 32.50%

25 Positive Momentum in Core Earnings Per Share* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 $0.33 $0.35 $0.38 $0.44 $0.49 $0.47 $0.49 $0.49 $0.59 $0.59 $0.56 $0.66 $0.77 133% Core EPS Growth from Q4 2014 to Q4 2017 Three- Year CAGR 33%

26 Three-Year Financial Highlights Note: Core is a Non-GAAP Measure, Refer to Appendix for Reconciliation Total Core Non-Interest Income Core Net Income Core Earnings Per Share (diluted) Core Return on Average Tangible Common Equity Core Return on Average Assets Total Assets Core Net Interest Income $26,787 $41,237 $2.03 12.18% 1.09% $4,081,328 $123,515 2016 $25,575 $33,791 $1.66 11.22% 1.00% $3,608,483 $107,618 2015 $24,548 $26,043 $1.29 9.77% 0.82% $3,277,003 $98,438 2014 $34,378 $59,912 $2.58 14.46% 1.20% $5,289,225 $169,586 2017In Thousands, except per share date

27 Capital Levels Prudently Managed to Facilitate Growth and Returns • 2,000,000 Share Common Stock Repurchase Plan • ~ 10% of EFSC Outstanding Shares • No Specified End Date • Disciplined, Patient Approach Based on Market Conditions • Repurchased 429,955 shares at an average price of $38.69 in the third quarter of 2017 • Sufficient Capital to Support Growth Plans • $0.44 2017 Dividend, $0.11 1st quarter 2018 Tangible Common Equity/Tangible Assets 2012 2013 2014 2015 2016 2017 6.02% 7.78% 8.69% 8.88% 8.76% 8.14%

28 Enterprise Financial • Highly Focused, Proven Business Model • Strong Track Record of Commercial Loan Growth • Differentiated Competitive Lending Expertise • Enhanced Core Funding Capabilities • Increased Returns and Enhanced Shareholder Value Note: Index  = SNL U.S. Bank $1B - $5B, as of 9/30/2017 3-Year Total Shareholder Return EFSC Index 137% 72%

Appendix 4th Quarter and Full Year 2017 EFSC Investor Presentation

30 Modest Asset Sensitivity (200 BPS Rate Shock Increases NII By 2.7%) 58% Floating Rate Loans, with Three-Year Average Duration High-quality, Cash-flowing Securities Portfolio with Four-Year Average Duration 27% Non-Interest Bearing DDA to Total Deposits 8.14% Tangible Common Equity/Tangible Assets Balance Sheet Positioned for Growth

31 Successful FDIC-Assisted Acquisition Strategy Significant Earnings Contribution (Pre-tax) Terminated all loss share agreements with the FDIC in December 2015 Early termination charge from Q4 2015 earned back 100% in Q1 2016 2015 2,016 2017 $7,529 $15,018 $8,106 Dollars in Thousands Accretable yield estimate as of 12/31/2017 Completed 4 FDIC-Assisted Transactions Since December 2009 Contributed $73 Million in Net Earnings Since Acquisition Significant Contribution to Future Earnings with Estimated Future Accretable Yield of $10 Million $50 Million of Remaining Contractual Cash Flows with $26 Million Carrying Value

32 Earnings Per Share - Q4 2017 * A Non-GAAP Measure, Refer to Appendix for Reconciliation Reported vs. Core EPS* $0.32 $0.52 $(0.07) $0.77 EPS Non-Core Acquired Assets Core EPSDTA Revaluation

33 Use of Non-GAAP Financial Measures The Company's accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as core net interest margin and other core performance measures, in this presentation that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its core performance measures presented in this presentation as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of non-core acquired loans and related income and expenses, the impact of non-comparable items, and the Company's operating performance on an ongoing basis. Core performance measures include contractual interest on non-core acquired loans but exclude incremental accretion on these loans. Core performance measures also exclude the gain or loss on sale of other real estate from non-core acquired loans, and expenses directly related to the non-core acquired loans and other assets formerly covered under FDIC loss share agreements. Core performance measures also exclude certain other income and expense items, such as executive separation costs, merger related expenses, facilities charges, deferred tax asset revaluation, and the gain or loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company's operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company's performance and capital strength. The Company's management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company's operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the tables below, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measure for the periods indicated. Peer group data consists of median of publicly traded banks with total assets from $1-$10 billion with commercial loans greater than 20% and consumer loans less than 10%.

Reconciliation of Non-GAAP Financial Measures

($ in thousands, except per share data)	For the Quarter ended Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016
CORE PERFORMANCE MEASURES					
Net interest income	$ 47,404	$ 45,625	$ 45,633	$ 38,642	$ 35,454
Less: Incremental accretion income	2,503	1,556	2,584	1,075	3,279
Core net interest income	44,901	44,069	43,049	37,567	32,175
Total noninterest income	11,112	8,372	7,934	6,976	9,029
Less: Gain (loss) on sale of other real estate from non-core acquired loans	(6)	—	—	—	1,085
Less: Other income from non-core acquired assets	—	—	—	—	95
Less: Gain on sale of investment securities	—	22	—	—	—
Core noninterest income	11,118	8,350	7,934	6,976	7,849
Total core revenue	56,019	52,419	50,983	44,543	40,024
Provision for portfolio loan losses	3,186	2,422	3,623	1,533	964
Total noninterest expense	28,260	27,404	32,651	26,736	23,181
Less: Other expenses related to non-core acquired loans	114	19	(16)	123	172
Less: Facilities disposal	—	—	389	—	1,040
Less: Merger related expenses	—	315	4,480	1,667	1,084
Less: Other non-core expenses	—	—	—	—	(209)
Core noninterest expense	28,146	27,070	27,798	24,946	21,094
Core income before income tax expense	24,687	22,927	19,562	18,064	17,966
Total income tax expense	19,820	7,856	5,545	5,106	7,053
Less: income tax expense from deferred tax asset revaluation	12,117	—	—	—	—
Less: Other non-core income tax expense[1]	1,011	465	(784)	190	1,032
Core income tax expense	6,692	7,391	6,329	4,916	6,021
Core net income	$ 17,995	$ 15,536	$ 13,233	$ 13,148	$ 11,945
Core diluted earnings per share	$ 0.77	$ 0.66	$ 0.56	$ 0.59	$ 0.59
Core return on average assets	1.37%	1.21%	1.06%	1.17%	1.19%
Core return on average common equity	12.84%	11.13%	9.72%	11.29%	12.31%
Core return on average tangible common equity	16.71%	14.50%	12.72%	13.75%	13.44%
Core efficiency ratio	50.24%	51.64%	54.52%	56.01%	52.70%
NET INTEREST MARGIN TO CORE NET INTEREST MARGIN (FULLY TAX EQUIVALENT)					
Net interest income	$ 47,824	$ 46,047	$ 46,096	$ 39,147	$ 35,884
Less: Incremental accretion income	2,503	1,556	2,584	1,075	3,279
Core net interest income	$ 45,321	$ 44,491	$ 43,512	$ 38,072	$ 32,605
Average earning assets	$4,826,271	$4,712,672	$4,641,198	$4,259,198	$3,767,272
Reported net interest margin	3.93%	3.88%	3.98%	3.73%	3.79%
Core net interest margin	3.73%	3.75%	3.76%	3.63%	3.44%

[1]Other non-core income tax expense calculated at 38% of non-core pretax income plus an estimate of taxes payable related to non-deductible JCB acquisition costs.

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Q&A 4th Quarter and Full Year 2017 EFSC Investor Presentation